GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds
Class A, Class C, Institutional,
Class IR and Class R Shares of the
Goldman Sachs Strategic Income Fund
(the “Fund”)

Supplement dated January 24, 2012 to the
Prospectus dated July 29, 2011 (the “Prospectus”)

The following replaces the fifth paragraph of the “Goldman Sachs Strategic Income Fund—Summary—Principal Strategy” and “Investment Management Approach—Principal Investment Strategies—Strategic Income Fund” sections of the Prospectus:

The Fund may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

The following replaces the third paragraph in the “Goldman Sachs Strategic Income Fund—Summary—Principal Risks of the Fund” section of the Prospectus:

Derivatives Risk. Loss may result from the Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations for speculative forward foreign currency transactions may produce significant losses to the Fund.

The following is added after the eleventh paragraph in the “Goldman Sachs Strategic Income Fund—Summary—Principal Risks of the Fund” section of the Prospectus:

Short Position Risk. The Fund may use derivatives, including futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the price of the instrument or market which the Fund has taken a short derivative position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons. In short sales, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a bond, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the bond at the time of the short sale.

The following is added after the line item “Securities Lending” in the “Investment Practices” table in the “Investment Management Approach” section of the Prospectus:

Short Sales	—	—	—	•

The following is added after the line item “Senior Loans” in the table in the “Risks of the Fund” section of the Prospectus:

Short Position	✓

The following replaces “Derivatives Risk” in the “Risks of the Fund” section of the Prospectus:

■	Derivatives Risk—Loss may result from a Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the portfolio assets (if any) being hedged. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices.

The following is added after “Senior Loan Risk” in the “Risks of the Fund” section of the Prospectus:

■	Short Position Risk—The Strategic Income Fund may use derivatives, including futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the price of the instrument or market which the Fund has taken a short derivative position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.

After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover short sale obligations, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

This Supplement should be retained with your Prospectus for future reference.

STRINCFDSTK 01-12